                                                                    Exhibit 99.p


                               POWER OF ATTORNEY



     I, BRUCE H. OLSON, a Trustee of Summit Investment Trust (the "Trust"), do hereby constitute and appoint CRAIG C. RUDESILL and ROBERT L. TUCH or any one of them, my true and lawful attorneys to sign Registration Statements of the Trust to be filed with the U.S. Securities and Exchange Commission (the "Commission") and to do any and all Acts and things and to execute any and all instruments for me and in my name in the capacity or capacities recited above which said attorneys, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Commission in connection with such Registration Statements, including specifically, but without limitation, power and authority to sign for me in my name and in the capacity or capacities indicated above any and all amendments to such Registration Statements (including post-effective amendments) to be filed with the Commission; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Dated:    2-3-98                   /s/ BRUCE H. OLSON
      --------------               ------------------
                                   Bruce H. Olson



Subscribed and sworn to
before me, a Notary Public, this
3rd day of February, 1998.

My Commission Expires: ___________________

/s/ WAYNE STATON
-------------------
  Notary Public



            WAYNE STATON
          ATTORNEY AT LAW
    NOTARY PUBLIC STATE OF OHIO
MY COMMISSION HAS NO EXPIRATION DATE
           O.R.C. 147.03

                                                                    Exhibit 99.p

                               POWER OF ATTORNEY



     I, STEVEN R. SUTERMEISTER, a Trustee of Summit Investment Trust (the "Trust"), do hereby constitute and appoint CRAIG C. RUDESILL and ROBERT L. TUCH or any one of them, my true and lawful attorneys to sign Registration Statements of the Trust to be filed with the U.S. Securities and Exchange Commission (the "Commission") and to do any and all Acts and things and to execute any and all instruments for me and in my name in the capacity or capacities recited above which said attorneys, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Commission in connection with such Registration Statements, including specifically, but without limitation, power and authority to sign for me in my name and in the capacity or capacities indicated above any and all amendments to such Registration Statements (including post-effective amendments) to be filed with the Commission; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Dated:    2/2/98                   /s/ STEVEN R. SUTERMEISTER
      --------------               ----------------------------
                                   Steven R. Sutermeister



Subscribed and sworn to
before me, a Notary Public, this
2nd day of February, 1998.

My Commission Expires: ___________________

/s/ THELMA J. DOERFLEIN
-----------------------
     Notary Public



        THELMA J. DOERFLEIN
    NOTARY PUBLIC STATE OF OHIO
MY COMMISSION EXPIRES NOV. 28, 1999

                                                                    Exhibit 99.p

                               POWER OF ATTORNEY



     I, FREDERICK MOSS, a Trustee of Summit Investment Trust (the "Trust"), do hereby constitute and appoint CRAIG C. RUDESILL and ROBERT L. TUCH or any one of them, my true and lawful attorneys to sign Registration Statements of the Trust to be filed with the U.S. Securities and Exchange Commission (the "Commission") and to do any and all Acts and things and to execute any and all instruments for me and in my name in the capacity or capacities recited above which said attorneys, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Commission in connection with such Registration Statements, including specifically, but without limitation, power and authority to sign for me in my name and in the capacity or capacities indicated above any and all amendments to such Registration Statements (including post-effective amendments) to be filed with the Commission; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Dated:    FEB. 3, 1998             /s/ FREDERICK MOSS
      --------------------         ------------------
                                   Frederick Moss



Subscribed and sworn to
before me, a Notary Public, this
3rd day of February, 1998.

My Commission Expires: July 8, 1999

/s/ ALEX A. PAGLINAWAN
----------------------
    Notary Public



         ALEX A. PAGLINAWAN
  NOTARY PUBLIC, STATE OF NEW YORK
           NO. 31-4983701
    QUALIFIED IN NEW YORK COUNTY
CERTIFICATE FILED IN NEW YORK COUNTY
  COMMISSION EXPIRES JULY 8, 1999

                                                                    Exhibit 99.p

                               POWER OF ATTORNEY



     I, JAMES F. SMITH, a Trustee of Summit Investment Trust (the "Trust"), do hereby constitute and appoint CRAIG C. RUDESILL and ROBERT L. TUCH or any one of them, my true and lawful attorneys to sign Registration Statements of the Trust to be filed with the U.S. Securities and Exchange Commission (the "Commission") and to do any and all Acts and things and to execute any and all instruments for me and in my name in the capacity or capacities recited above which said attorneys, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Commission in connection with such Registration Statements, including specifically, but without limitation, power and authority to sign for me in my name and in the capacity or capacities indicated above any and all amendments to such Registration Statements (including post-effective amendments) to be filed with the Commission; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Dated:  February 4, 1998           /s/ JAMES F. SMITH
      --------------------         ------------------
                                   James F. Smith



Subscribed and sworn to
before me, a Notary Public, this
4th day of February, 1998.

My Commission Expires: September 26, 2000

/s/ TERRY S.P. SPAIN
--------------------
  Notary Public



         TERRY S.P. SPAIN
   NOTARY PUBLIC OF NEW JERSEY
Commission Expires Sept. 26, 2000

                                                                    Exhibit 99.p

                               POWER OF ATTORNEY



     I, THEODORE H. EMMERICH, a Trustee of Summit Investment Trust (the "Trust"), do hereby constitute and appoint CRAIG C. RUDESILL and ROBERT L. TUCH or any one of them, my true and lawful attorneys to sign Registration Statements of the Trust to be filed with the U.S. Securities and Exchange Commission (the "Commission") and to do any and all Acts and things and to execute any and all instruments for me and in my name in the capacity or capacities recited above which said attorneys, or any of them, may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and any rules, regulations and requirements of the Commission in connection with such Registration Statements, including specifically, but without limitation, power and authority to sign for me in my name and in the capacity or capacities indicated above any and all amendments to such Registration Statements (including post-effective amendments) to be filed with the Commission; and I do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.


Dated:    2-22-98                  /s/ THEODORE H. EMMERICH
      --------------               ------------------------
                                   Theodore H. Emmerich



Subscribed and sworn to
before me, a Notary Public, this
22nd day of February, 1998.

My Commission Expires: 12/8/98

/s/ CHRIS D. WEAVER
-------------------
  Notary Public



                            CHRIS D. WEAVER
[NOTARIAL SEAL]       NOTARY PUBLIC STATE OF OHIO
                            FRANKLIN COUNTY
                     MY COMMISSION EXPIRES 12/8/98